Exhibit 10.2

PALO ALTO NETWORKS, INC.

2005 EQUITY INCENTIVE PLAN

As Adopted on April 8, 2005

(and amended through June 5, 2012)

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through awards of Options and Restricted Stock. Capitalized terms not defined in the text are defined in Section 22 hereof. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o) of the California Corporations Code (“Section 25102(o)”). Any requirement of this Plan that is required in law only because of Section 25102(o) need not apply if the Committee so provides.

2. SHARES SUBJECT TO THE PLAN.

2.1 Number of Shares Available. Subject to Sections 2.2 and 17 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 27,252,434 Shares. Subject to Sections 2.2, 5.10 and 17 hereof, Shares subject to Awards previously granted will again be available for grant and issuance in connection with future Awards under this Plan to the extent such Shares: (i) cease to be subject to issuance upon exercise of an Option, other than due to exercise of such Option; (ii) are subject to an Award granted hereunder but the Shares subject to such Award are forfeited or repurchased by the Company at the original issue price; or (iii) are subject to an Award that otherwise terminates without Shares being issued. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan.

2.2 Adjustment of Shares. In the event that the number of outstanding shares of the Company’s Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (i) the number of Shares reserved for issuance under this Plan, (ii) the Exercise Prices of and number of Shares subject to outstanding Options and (iii) the Purchase Prices of and number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

3. ELIGIBILITY. The Committee will have the authority to select persons to receive Awards. ISOs (as defined in Section 5 hereof) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 5 hereof) and Restricted Stock

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Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction when Rule 701 is to apply to the Award granted for such services. A person may be granted more than one Award under this Plan.

4. ADMINISTRATION.

4.1 Committee Authority. This Plan will be administered by the Committee or the Board if no Committee is created by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend, expand, modify and rescind or terminate rules and regulations relating to this Plan;

(c) approve persons to receive Awards;

(d) determine the form and terms of Awards;

(e) determine the number of Shares or other consideration subject to Awards;

(f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g) grant waivers of any conditions of this Plan or any Award;

(h) determine the terms of vesting, exercisability and payment of Awards;

(i) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement, any Exercise Agreement or any Restricted Stock Purchase Agreement;

(j) determine whether an Award has been earned;

(k) determine the terms and conditions of any, and to institute any Exchange Program;

(l) make all other determinations necessary or advisable for the administration of this Plan; and

(m) extend the vesting period beyond a Participant’s Termination Date.

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4.2 Committee Composition Discretion. The Board may delegate full administrative authority over the Plan and Awards to a Committee consisting of at least two members of the Board (or such greater number as may then be required by applicable law). Unless in contravention of any express terms of this Plan or Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (i) at the time of grant of the Award, or (ii) subject to Section 5.9 hereof, at any later time. Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan, provided such officer or officers are members of the Board.

5. OPTIONS. The Committee may grant Options to eligible persons described in Section 3 hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period. Options may be exercisable immediately but subject to repurchase pursuant to Section 10 hereof or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Shareholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and shall not be less than the Fair Market Value per share unless expressly determined in writing by the Committee on the Option’s date of grant; provided that the Exercise Price of an ISO granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 7 hereof.

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5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant). The Exercise Agreement will state (i) the number of Shares being purchased, (ii) the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and (iii) such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Each Participant’s Exercise Agreement may be modified by (i) agreement of Participant and the Company or (ii) substitution by the Company, upon becoming a public company, in order to add the payment terms set forth in Section 9.1 that apply to a public company and such other terms as shall be necessary or advisable in order to exercise a public company option. Upon exercise of an Option, Participant shall execute and deliver to the Company the Exercise Agreement together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

5.6 Termination. Subject to earlier termination pursuant to Sections 17 and 18 hereof and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following terms and conditions:

(a) If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO) but in any event, no later than the expiration date of the Options.

(b) If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s Options may be exercised only to the extent that such Options are exercisable as to Vested Shares by Participant on the Termination Date or as otherwise determined by the Committee. Such options must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.

(c) If the Participant is terminated for Cause, the Participant may exercise such Participant’s Options, but not to an extent greater than such Options are exercisable as to Vested Shares upon the Termination Date and Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

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5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 18 hereof) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 5.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price; provided, further, that the Exercise Price will not be reduced below the par value of the Shares, if any.

5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of ISOs exceed 60,000,000 Shares (adjusted in proportion to any adjustments under Section 2.2 hereof) over the term of the Plan.

5.11 Information to Optionees. If the Company is relying on the exemption from registration under Section 12(g) of the Exchange Act pursuant to Rule 12h-1(f)(1) promulgated under the Exchange Act, then the Company shall provide the Required Information (as defined below) in the manner required by Rule 12h-1(f)(1) to all optionees every six months until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the

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Exchange Act or is no longer relying on the exemption pursuant to Rule 12h-1(f)(1); provided, that, prior to receiving access to the Required Information the optionee must agree to keep the Required Information confidential pursuant to a written agreement in the form provided by the Company. For purposes of this Section 5.11, “Required Information” means the information described in Rules 701(e)(3), (4) and (5) under the Securities Act, with the financial statements being not more than 180 days old.

6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to certain specified restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The Restricted Stock Award will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Payment of the Purchase Price must be made in accordance with Section 7 hereof.

6.3 Restrictions. Restricted Stock Awards may be subject to the restrictions set forth in Section 10 hereof or such other restrictions not inconsistent with Section 25102(o).

7. PAYMENT FOR SHARE PURCHASES.

7.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a) by cancellation of indebtedness of the Company owed to the Participant;

(b) by surrender of shares of the Company that: (i) either (A) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (B) were obtained by Participant in the public market and (ii) are clear of all liens, claims, encumbrances or security interests;

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(c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Exercise Price or Purchase Price, as the case may be, equal to the par value of the Shares must be paid in cash or other legal consideration permitted by Delaware General Corporation Law;

(d) by waiver of compensation due or accrued to the Participant from the Company for services rendered;

(e) by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;

(f) subject to compliance with applicable law and solely in the discretion of the Committee by exercising as set forth below:

(i) through a “same day sale” commitment from the Participant and a broker-dealer, whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(ii) through a “margin” commitment from the Participant and a broker-dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the Dealer in a margin account as security for a loan from the broker-dealer in the amount of the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(g) by any combination of the foregoing or any other method of payment approved by the Committee.

7.2 Loan Guarantees. The Committee may, in its sole discretion, elect to assist the Participant in paying for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

8. WITHHOLDING TAXES.

8.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy applicable tax withholding requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy applicable tax withholding requirements.

8.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be

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withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued up to minimum number of Shares having a Fair Market Value on the date that the amount of tax to be withheld is to be determined that is not more than the minimum amount to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

9. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased pursuant to Section 101 hereof.

10. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the NQSOs are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “family member” as that term is defined in Rule 701, and may not be made subject to execution, attachment or similar process. For the avoidance of doubt, the prohibition against assignment and transfer applies to a stock option and, prior to exercise, the shares to be issued on exercise of a stock option, and pursuant to the foregoing sentence shall be understood to include, without limitation, a prohibition against any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” or any “call equivalent position” (in each case, as defined in Rule 16a-1 promulgated under the Exchange Act). During the lifetime of the Participant an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative. The terms of an Option shall be binding upon the executor, administrator, successors and assigns of the Participant who is a party thereto.

11. RESTRICTIONS ON SHARES.

11.1 Right of First Refusal. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, provided that such right of first refusal terminates upon the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act.

11.2 Right of Repurchase. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase Unvested Shares held by a Participant for cash and/or cancellation of purchase money indebtedness owed to the Company by the Participant following such Participant’s Termination at any time.

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12. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

13. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares set forth in Section 11 hereof, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated. The Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

14. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, determine the terms and conditions of any, and institute any Exchange Program.

15. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply with respect to a particular Award to which Section 25102(o) will not apply. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

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16. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary to terminate Participant’s employment or other relationship at any time, with or without Cause.

17. CORPORATE TRANSACTIONS.

17.1 Assumption or Replacement of Awards by Successor or Acquiring Company. In the event of (i) a dissolution or liquidation of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor or acquiring entity, which assumption, conversion or replacement will be binding on all Participants), (iii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder which merges with the Company in such merger, or which owns or controls another entity which merges with the Company in such merger) cease to own their shares or other equity interests in the Company, or (iv) the sale of all or substantially all of the assets (“Sale of Assets”) of the Company (each of (i), (ii), (iii) and (iv), a Corporate Transaction), any or all outstanding Awards may be assumed, converted or replaced by the successor or acquiring entity (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor or acquiring entity may substitute equivalent Awards or provide substantially similar consideration to Participants in respect of their outstanding Awards as was provided to stockholders of the Company in the Corporate Transaction after taking into account the existing provisions of the Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code). The successor or acquiring entity may also substitute by issuing, in place of any Award of outstanding Shares of the Company held by a Participant, substantially similar shares of stock or other property subject to repurchase restrictions and other provisions no less favorable to such Participant than those which applied to such outstanding Shares immediately prior to such Corporate Transaction. In the event neither the successor or acquiring entity (if any), nor any Parent (if any) of such successor or acquiring entity assumes, converts, replaces or substitutes Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, the vesting of such Awards will accelerate and the Options will become exercisable in full prior to the consummation of such Corporate Transaction at such times and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the Corporate Transaction, unless otherwise approved by the Committee or otherwise required by the terms of any Award Agreement or any separate written agreement governing such Award that has been approved by the Board, each such Award that has not already terminated in accordance with the Plan or the applicable Award Agreement shall terminate immediately prior to the consummation of such Corporate Transaction (or, if such Corporate Transaction is a Sale of Assets, immediately prior to the Company’s distribution of any funds or assets to the Company’s stockholders following such Sale of Assets) at such time and upon such conditions as the Committee may determine.

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17.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any Corporate Transaction, any outstanding Awards will be treated as provided in the applicable agreement or plan of reorganization, merger, consolidation, dissolution, liquidation or sale of assets.

17.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Award under this Plan in substitution of such other entity’s award or (ii) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other entity had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another entity, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

18. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date.

19. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of stockholder approval. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

20. AMENDMENT OR TERMINATION OF PLAN. Subject to Section 5.9 hereof, the Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to Section 25102(o) or pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

21. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

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22. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

“Award” means any award under this Plan, including any Option or Restricted Stock Award.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award, including the Stock Option Agreement and Restricted Stock Agreement.

“Board” means the Board of Directors of the Company.

“Cause” means Termination because of (i) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant’s conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud, (ii) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent or Subsidiary of the Company and the Participant regarding the terms of the Participant’s service as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, officer, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or a Parent or Subsidiary of the Company and the Participant, (iv) Participant’s disregard of the policies of the Company or any Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (v) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee created and appointed by the Board to administer this Plan, or if no committee is created and appointed, the Board.

“Company” means Palo Alto Networks, Inc., or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or

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lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Committee, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Committee will determine the terms and conditions of any Exchange Program in its sole discretion.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is then publicly traded on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(b) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Committee may determine); or

(c) if neither of the foregoing is applicable to the valuation in question, by the Committee in good faith.

“Option” means an award of an option to purchase Shares pursuant to Section 5 hereof.

“Parent” of a specified entity means, any entity that, either directly or indirectly, owns or controls such specified entity, where for this purpose, “control” means the ownership of stock, securities or other interests that possess at least a majority of the voting power of such specified entity (including indirect ownership or control of such stock, securities or other interests.

“Participant” means a person who receives an Award under this Plan.

“Plan” means this 2005 Equity Incentive Plan, as amended from time to time.

“Purchase Price” means the price at which a Participant may purchase Restricted Stock.

“Restricted Stock” means Shares purchased pursuant to a Restricted Stock Award.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 hereof.

“Rule 701” means Rule 701 et seq promulgated by the SEC under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

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“Shares” means shares of the Company’s Common Stock, $0.0001 par value per share, reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 17 hereof, and any successor security.

“Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain owns stock or other equity securities representing fifty percent (50%) or more of the total combined voting power of all classes of stock or other equity securities one of the other entities in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days (a) unless reinstatement (or, in the case of an employee with an ISO, reemployment) upon the expiration of such leave is guaranteed by contract or statute, or (b) unless provided otherwise pursuant to formal policy adopted from time to time by the Company’s Board and issued and promulgated in writing. In the case of any Participant on (i) sick leave, (ii) military leave or (iii) an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement.

“Vested Shares” means “Vested Shares” as defined in the Award Agreement.

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PALO ALTO NETWORKS, INC.

NOTICE OF STOCK OPTION GRANT

You (the “Participant”) are hereby granted an option (the “Option”) to purchase shares of Common Stock (the “Shares”) of Palo Alto Networks, Inc. (the “Company”) pursuant to the Company’s 2005 Equity Incentive Plan, as may be amended from time to time (the “Plan”), as described below.

Participant:

	Pre-split	Post-split

Number of Shares:

Exercise Price Per Share:	$

Date of Grant:

Vesting Start Date:

Option Expiration Date:	The date ten (10) years after the Date of Grant, with earlier expiration in the event of termination of service as provided in Section 3 of the Stock Option Agreement.

Tax Status of Option:	☐ Incentive ☐ Nonqualified (Check one).

(The Option is a nonqualified stock option if neither box is checked).

Vesting Schedule: Provided you continue to provide services to the Company or any Subsidiary or Parent of the Company, the Option will become vested as to portions of the Shares as follows:

(a)	The Option shall not be vested with respect to any of the Shares until the date twelve months after the Vesting Start Date;

(b)	The Option will become vested as to 25% of the Shares on that twelve month anniversary of the Vesting Start Date; and

(c)	Thereafter, the Option will become vested as to 2.0833% of the Shares at the end of each full month succeeding the twelve month anniversary of the Vesting Start Date until 100% of the Shares are vested.

Additional Terms: ☐ If this boxed is checked, the additional terms and conditions set forth on Attachment 1 hereto (which must be executed by the Company and the Participant) are applicable and are incorporated herein by reference. (No document need be attached as Attachment 1 if the box is not checked.)

By their signatures below, the Company and the Participant agree that the Option is granted under and governed by this Notice and by the provisions of the Plan and the Stock Option Agreement attached hereto as Exhibit A. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan or in the Stock Option Agreement, as applicable. The Participant acknowledges receipt of a copy of the Plan and the Stock Option Agreement, represents that the Participant has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. The Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

PALO ALTO NETWORKS, INC.	PARTICIPANT

By:
Signature

Its:

ATTACHMENTS:	Exhibit A – Stock Option Agreement (with Stock Option Exercise Agreement attached thereto) Attachment 1 (if applicable) – Additional terms and conditions

Exhibit A to Notice of Stock Option Grant

PALO ALTO NETWORKS, INC.

2005 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

(Early Exercise)

Palo Alto Networks, Inc. hereby grants to the Participant an option under the Plan to purchase the number of shares of the Company’s Common Stock indicated in the Grant Notice at the exercise price indicated in the Grant Notice.

1. GRANT OF OPTION. Palo Alto Networks, Inc. (the “Company”) hereby grants to the Participant an option (this “Option”) to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice of Stock Option Grant (the “Grant Notice”) (collectively, the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of this Agreement and the Plan. Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s 2005 Equity Incentive Plan, as may be amended from time to time (the “Plan”), or in the Grant Notice, as applicable. If designated as an Incentive Stock Option in the Grant Notice, the Option is intended to qualify as an “incentive stock option” (an “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2. VESTING AND EXERCISE.

2.1 Vesting and Exercise Period of Option. For Exempt employees, this Option is immediately exercisable with respect to any of the Shares and for Nonexempt employees this Option is exercisable beginning on the date which is six months from the Date of Grant. The Shares issued upon exercise of the Option will be subject to the restrictions on transfer and Repurchase Option and Right of First Refusal set forth in Sections 7, 8 and 9 below. This Option will become vested during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice. If application of the applicable vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month the Option shall become exercisable for the full remainder of the Shares. Unvested Shares may not be sold or otherwise transferred by Participant without the Company’s prior written consent. Notwithstanding any provision in the Plan or this Agreement to the contrary, Options for Unvested Shares (as defined in Section 2.2 of this Agreement) will not be exercisable on or after Participant’s Termination Date.

2.2 Vesting of Options. Shares that are vested pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.” Shares that are not vested pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”

2.3 Expiration. The Option shall expire on the Option Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below or pursuant to Section 5.6 of the Plan.

3. TERMINATION.

3.1 Termination for Any Reason Except Death, Disability or Cause. If the Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by the Participant on the Termination Date, may be exercised by the Participant no later than three (3) months after the Termination Date, but in any event no later than the Option Expiration Date set forth in the Grant Notice. Any exercise beyond three (3) months in an NQSO.

3.2 Termination Because of Death or Disability. If the Participant is Terminated because of death or Disability of the Participant (or the Participant dies within three (3) months of Termination when Termination is for any reason other than the Participant’s Disability or for Cause), the Option, to the extent that it is exercisable by the Participant on the Termination Date, may be exercised by the Participant (or the Participant’s legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Option Expiration Date set forth in the Grant Notice. Any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after the Termination Date when the termination is for the Participant’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

3.3 Termination for Cause. If the Participant is Terminated for Cause, the Participant’s Option shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on the Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate the Participant’s employment or other relationship at any time, with or without Cause.

4. MANNER OF EXERCISE.

4.1 Stock Option Exercise Agreement. To exercise this Option, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”), which shall set forth, inter alia, (i) the Participant’s election to exercise the Option, (ii) the number of Shares being purchased, (iii) any restrictions imposed on the Shares and (iv) any representations, warranties and agreements regarding the Participant’s investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than the Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant.

4.2 Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of Vested Shares of the Company’s Common Stock that (i) either (A) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by the Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

(c) by waiver of compensation due or accrued to the Participant for services rendered;

(d) provided that a public market for the Company’s stock exists: (i) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a “margin” commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company;

(e) any other form of consideration approved by the Committee; or

(f) by any combination of the foregoing.

4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, the Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, the Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of the Participant, the Participant’s authorized assignee, or the Participant’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

5. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option is an ISO, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, and (ii) the date one (1) year after transfer of such Shares to the Participant upon exercise of the Option, the Participant shall immediately notify the Company in writing of such disposition. The Participant agrees that the Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to the Participant.

6. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan and this Agreement are intended to comply with Section 25102(o) of the California Corporations Code and any regulations relating thereto. Any provision of this Agreement that is inconsistent with Section 25102(o) or any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o) and any regulations relating thereto. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and the Participant with all applicable requirements of U.S. federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer. The Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

7. NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may be exercised during the lifetime of the Participant only by the Participant or in the event of the Participant’s incapacity, by the Participant’s legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of the Participant.

8. COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase Participant’s Unvested Shares (as defined in Section 2.2 of this Agreement) on the terms and conditions set forth in the Exercise Agreement (the “Repurchase Option”) if Participant is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Participant’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain unexercised.

9. COMPANY’S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred by Participant without the Company’s prior written consent. Before any Vested Shares acquired upon exercise of this Option may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law) by the Participant or any transferee of such Vested Shares, the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the “Right of First Refusal”). The Company’s Right of First Refusal will terminate when the Company’s securities become publicly traded.

10. TAX CONSEQUENCES. Set forth below is a brief summary as of the Effective Date of the Plan of some of the U.S. federal and California state tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

10.1 Exercise of ISO. If the Option qualifies as an ISO, there will be no regular U.S. federal or California state income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

10.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be regular U.S. federal and California state income tax liability upon the exercise of the Option. The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Participant is a current or former employee of the Company, the Company may be required to withhold from the Participant’s compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

10.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

(a) Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant set forth in the Grant Notice, any gain realized on disposition of the Shares will be treated as long term capital gain for U.S. federal and California state income tax purposes. If Shares purchased under an ISO are disposed of within either of the applicable one (1) year or two (2) year holding periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

(b) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.

(c) Withholding. The Company may be required to withhold from the Participant’s compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

10.4 Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Participant with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Participant, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.

11. PRIVILEGES OF STOCK OWNERSHIP. The Participant shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.

12. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant.

13. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement, the Grant Notice and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

14. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the last address provided by the Participant to the Company. All notices shall be deemed to have been given or delivered upon: (i) personal delivery; (ii) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); or (iii) one (1) business day after deposit with any return receipt express courier (prepaid).

15. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement, including its rights to purchase Shares under the Repurchase Option and the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon the Participant and the Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

EXHIBIT A

FORM OF STOCK OPTION EXERCISE AGREEMENT

PALO ALTO NETWORKS, INC.

STOCK OPTION EXERCISE AGREEMENT

(Early Exercise)

This Stock Option Exercise Agreement (the “Exercise Agreement”) is made and entered into as of                      (the “Effective Date”) by and between Palo Alto Networks, Inc., a Delaware corporation (the “Company”), and the purchaser named below (the “Purchaser”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s 2005 Equity Incentive Plan, as may be amended from time to time (the “Plan”).

Purchaser:

Social Security Number:

Address:

Total Number of Shares:

Exercise Price Per Share:

Date of Grant:

Expiration Date:	The date of ten (10) years after the Date of the Grant, with earlier expiration in the event of termination service as provided in Section 3 of the Stock Option Agreement.

Type of Stock Option

(Check one):	☐ Incentive Stock Option
☐ Nonqualified Stock Option

1. EXERCISE OF OPTION.

1.1 Exercise. Pursuant to exercise of that certain option (the “Option”) granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the “Shares”) of the Company’s Common Stock, $0.001 par value per share, at the Exercise Price Per Share set forth above (the “Exercise Price”). As used in this Exercise Agreement, the term “Shares” refers to the Shares purchased under this Exercise Agreement and includes all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

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1.2 Title to Shares. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

Purchaser desires to take title to the Shares as follows:

[ ] Individual, as separate property

[ ] Husband and wife, as community property

[ ] Joint Tenants

[ ] Other; please specify:

To assign the Shares to a trust, a stock transfer agreement in the form provided by the Company (the “Stock Transfer Agreement”) must be completed and executed.

1.3 Payment. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

[ ]	in cash (by check) in the amount of $ , receipt of which is acknowledged by the Company;

2. DELIVERY.

2.1 Deliveries by Purchaser. Purchaser hereby delivers to the Company (i) this Exercise Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the “Stock Powers”), both executed by Purchaser (and Purchaser’s spouse, if any), (iii) if Purchaser is married, a Consent of Spouse in the form of Exhibit 2 attached hereto (the “Spouse Consent”) executed by Purchaser’s spouse, and (iv) the Exercise Price and payment or other provision for any applicable tax obligations in the form of a check, a copy of which is attached hereto as Exhibit 3.

2.2 Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser to be placed in escrow as provided in Section 11 until expiration or termination of the Company’s Repurchase Option and Right of First Refusal described in Sections 8 and 9.

3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

3.1 Agrees to Terms of the Plan. Purchaser has received a copy of the Plan, the Notice of Stock Option Grant (the “Grant Notice”), the Stock Option Agreement, has read and understands the terms of the Plan, the Grant Notice, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser

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acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

3.2 Purchase for Own Account for Investment. Purchaser is purchasing the Shares for Purchaser’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

3.3 Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

3.4 Understanding of Risks. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

3.5 No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

4. COMPLIANCE WITH SECURITIES LAWS.

4.1 Compliance with U.S. Federal Securities Laws. Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Grant Notice or Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. Unless otherwise specified on Attachment 1 (if applicable) to the Grant Notice, the Shares are being issued under the Securities Act pursuant to the exemption provided by SEC Rule 701.

4.2 Compliance with California Securities Laws. UNLESS OTHERWISE SPECIFIED ON ATTACHMENT 1 (IF APPLICABLE) TO THE GRANT NOTICE, THE PLAN, THE STOCK OPTION AGREEMENT, THE GRANT NOTICE AND THIS EXERCISE AGREEMENT ARE INTENDED TO COMPLY WITH SECTION 25102(o) OF THE CALIFORNIA CORPORATIONS CODE AND ANY RULES (INCLUDING COMMISSIONER RULES, IF APPLICABLE) OR REGULATIONS PROMULGATED THEREUNDER BY THE CALIFORNIA DEPARTMENT OF CORPORATIONS (THE “REGULATIONS”), AND ANY PROVISION OF THIS EXERCISE AGREEMENT THAT IS INCONSISTENT WITH SECTION 25102(o) SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF SECTION 25102(o). THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS

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EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

5. RESTRICTED SECURITIES.

5.1 No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

5.2 SEC Rule 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

5.3 SEC Rule 701. Unless otherwise specified on Attachment 1 (if applicable) to the Grant Notice, the Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act and may become freely tradeable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

6. RESTRICTIONS ON TRANSFERS.

6.1 Disposition of Shares. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

(a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

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(c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken; and

(d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Regulations referred to in Section 4.2 hereof.

6.2 Restriction on Transfer. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares that are subject to the Company’s Repurchase Option or the Company’s Right of First Refusal described below, except as permitted by this Exercise Agreement.

6.3 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (i) both the Company’s Repurchase Option and the Company’s Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 7 hereof, to the same extent such Shares would be so subject if retained by the Purchaser.

7. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

8. COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase all or a portion of the Purchaser’s Unvested Shares (as defined in Section 2.2 of the Stock Option Agreement) on the terms and conditions set forth in this Section (the “Repurchase Option”) if Purchaser is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation, Purchaser’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain unexercised.

8.1 Termination and Termination Date. In case of any dispute as to whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the “Termination Date”).

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8.2 Exercise of Repurchase Option. At any time within ninety (90) days after the Purchaser’s Termination Date (or, in the case of securities issued upon exercise of an Option after the Purchaser’s Termination Date, within ninety (90) days after the date of such exercise), the Company, or its assignee, may elect to repurchase any or all the Purchaser’s Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option.

8.3 Calculation of Repurchase Price for Unvested Shares. The Company or its assignee shall have the option to repurchase from Purchaser (or from Purchaser’s personal representative as the case may be) the Unvested Shares at the Purchaser’s Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan (the “Repurchase Price”).

8.4 Payment of Repurchase Price. The Repurchase Price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness owed by Purchaser to the Company or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option.

8.5 Right of Termination Unaffected. Nothing in this Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser’s employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.

9. COMPANY’S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise be transferred by Purchaser without the Company’s prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).

9.1 Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Exercise Agreement.

9.2 Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.

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9.3 Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Company’s Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company’s Board of Directors, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

9.4 Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

9.5 Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such one hundred twenty (120) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

9.6 Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser’s lifetime by gift or on Purchaser’s death by will or intestacy to Purchaser’s “Immediate Family” (as defined below) or to a trust for the benefit of Purchaser or Purchaser’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer or conversion of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless (A) the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Securities Exchange Act of 1934, as amended; or (B) the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Purchaser’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser’s spouse, or the spouse of any of the above.

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9.7 Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares (i) on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Securities Exchange Act of 1934, as amended.

9.8 Encumbrances on Vested Shares. Purchaser may grant a lien or security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Section will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Purchase may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.

10. RIGHTS AS A STOCKHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or the Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

11. ESCROW. As security for Purchaser’s faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser’s spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of the Repurchase Option and the Right of First Refusal.

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12. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

12.1 Legends. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF ANY PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

12.2 Stop-Transfer Instructions. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

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12.3 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

13. TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER’S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS: (i) THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF UNVESTED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER’S OWN TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE WHICH MUST BE FILED WITHIN THIRTY (30) DAYS OF THE PURCHASE OF SHARES TO BE EFFECTIVE. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

13.1 Exercise of Incentive Stock Option. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

13.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability and a California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser’s compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

13.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

(a) Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. To the extent the Shares were exercised prior to vesting coincident with the filing of an 83(b) Election, the amount taxed because of a disqualifying disposition will be based upon the excess, if any, of the fair market value on the date of vesting over the exercise price.

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(b) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

(c) Withholding. The Company may be required to withhold from the Purchaser’s compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

13.4 Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares. A form of Election under Section 83(b) is attached hereto as Exhibit 4 for reference.

14. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

15. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Agreement, including its right to purchase Shares under the Repurchase Option and the Right of First Refusal. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser’s heirs, executors, administrators, legal representatives, successors and assigns.

16. GOVERNING LAW; SEVERABILITY. This Exercise Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

17. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, (i) three (3) days after deposit in the United States mail by

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certified or registered mail (return receipt requested), (ii) one (1) business day after its deposit with any return receipt express courier (prepaid), or (iii) one (1) business day after transmission by rapifax or telecopier.

18. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

19. HEADINGS. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.

20. ENTIRE AGREEMENT. The Plan, the Grant Notice, the Stock Option Agreement and this Exercise Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

[Remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in duplicate as of the Effective Date, indicated above.

PALO ALTO NETWORKS, INC.	PURCHASER

By:
(Signature)

(Please print name)	(Please print name)

(Please print title)

SIGNATURE PAGE TO PALO ALTO NETWORKS, INC. STOCK OPTION EXERCISE AGREEMENT

LIST OF EXHIBITS

Exhibit 1:	Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:	Spouse Consent

Exhibit 3:	Copy of Purchaser’s Check

Exhibit 4:	Section 83(b) Election

EXHIBIT 1

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

Stock Power And Assignment

Separate From Stock Certificate

FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement dated as of                 ,         (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                                         ,                     shares of the Common Stock, $0.001 par value per share, of Palo Alto Networks, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).         delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:

PURCHASER

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares pursuant to its “Repurchase Option” and/or “Right of First Refusal” set forth in the Exercise Agreement without requiring additional signatures on the part of the Purchaser or Purchaser’s Spouse.

EXHIBIT 2

SPOUSE CONSENT

Spouse Consent

The undersigned spouse of                                         (the “Purchaser”) has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the “Agreement”). In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Dated:

Print Name of Purchaser’s Spouse

Signature of Purchaser’s Spouse

Address:

EXHIBIT 3

COPY OF PURCHASER’S CHECK

EXHIBIT 4

SECTION 83(b) ELECTION

[FOR REGULAR INCOME TAX - NONQUALIFIED OPTIONS]

[FOR AMT AND DISQUALIFYING DISPOSITION PURPOSES - INCENTIVE STOCK OPTION]

ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income or (3) disqualifying disposition gross income, as the case may be.

1.	TAXPAYER’S NAME:

TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:

2.	The property with respect to which the election is made is described as follows: shares of Common Stock of Palo Alto Networks, Inc., a Delaware corporation (the “Company”), which were transferred upon exercise of an option by Company, which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.

3.	The date on which the shares were transferred pursuant to the exercise of the option was and this election is made for calendar year .

4.	The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer’s original purchase price under certain conditions at the time of Taxpayer’s termination of employment or services.

5.	The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $ per share at the time of exercise of the option.

6.	The amount paid for such shares upon exercise of the option was $ per share.

7.	The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:
Taxpayer’s Signature

PALO ALTO NETWORKS, INC.

NOTICE OF STOCK OPTION GRANT

Participant (the “Participant”) is hereby granted an option (the “Option”) to purchase shares of Common Stock (the “Shares”) of Palo Alto Networks, Inc. (the “Company”) pursuant to the Company’s 2005 Equity Incentive Plan, as may be amended from time to time (the “Plan”), as described below:

Participant:

Number of Shares:

Exercise Price Per Share:	$

Date of Grant:

Vesting Start Date:

Exercise Schedule:	This Option shall vest with respect to the first 25% of the Shares subject to this Option when the Participant completes 12 months of service as an employee, officer, director or consultant to the Company or a Parent or Subsidiary after the Vesting Start Date. This Option shall vest with respect to an additional 1/48th of the Shares subject to this Option when the Participant completes each month of continuous service thereafter.

Expiration Date:	«ExpDate». The day immediately prior to the Expiration Date is the last date that this Option can be exercised, unless this Option expires earlier, as provided in Section 3 of the Stock Option Agreement.

Tax Status of Option:	☐ Incentive ☐ Nonqualified (Check one).

Early Exercise:	☐ Early Exercise is permitted if this box is checked.

Additional Terms: ☐    If this boxed is checked, the additional terms and conditions set forth on the Addendum hereto (which must be executed by the Company and the Participant) are applicable and are incorporated herein by reference. (No document need be attached as Addendum if the box is not checked.)

By their signatures below (whether written, electronic or otherwise), the Company and Participant agree that the Option is granted under and governed by this Notice and by the provisions of the Plan and the Stock Option Agreement, which may include country-specific provisions in Appendix A thereto, attached hereto as Exhibit A. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan or in the Stock Option Agreement, as applicable. Participant acknowledges receipt of a copy of the Plan and the Stock Option Agreement, represents that Participant has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

By his/her signature, Participant agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Participant accepts the electronic delivery of any documents the Company, or any third party involved in administering the Plan which the Company may designate, may deliver in connection with this grant (including the Plan, the Notice of Grant, this Agreement, any Appendix, the 701 Disclosures, account statements, or other communications or information) whether via an on-line or electronic system established and maintained by the Company or such third party, the Company’s intranet or the Internet site of such third party, or via email or such other means of electronic delivery specified by the Company.

Palo Alto Networks, Inc. Participant

PALO ALTO NETWORKS, INC.	PARTICIPANT

By:
Signature

Its:

ATTACHMENTS: Exhibit A – Stock Option Agreement

PALO ALTO NETWORKS, INC.

2005 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Palo Alto Networks, Inc. hereby grants to the Participant an option under the Plan to purchase the number of shares of the Company’s Common Stock indicated in the Notice of Stock Option Grant (the “Grant Notice”) at the exercise price indicated in the Grant Notice.

1. GRANT OF OPTION. Palo Alto Networks, Inc. (the “Company”) hereby grants to the Participant an option (this “Option”) to purchase up to the total number of shares of Common Stock of the Company set forth in the Grant Notice (collectively, the “Shares”) at the Exercise Price per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of this Agreement (including any country-specific terms for Participant’s country set forth in an addendum to the Agreement (the “Addendum”) and the Plan . Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s 2005 Equity Incentive Plan, as may be amended from time to time (the “Plan”), or in the Grant Notice, as applicable. If designated as an Incentive Stock Option in the Grant Notice, the Option is intended to qualify as an “incentive stock option” (an “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), except that if on the Date of Grant the Participant is not subject to U.S. income tax, then this Option shall be an NQSO.

2. VESTING AND EXERCISE.

2.1. Vesting and Exercise Period of Option. This Option will become vested during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice. The Option may not be exercised for a fraction of a share. If the Grant Notice provides “early exercise permitted”, then (a) if Participant is an exempt employee, early exercise is permitted immediately with respect to any or all of the Shares; (b) if Participant is a “non-exempt” employee, early exercise is permitted only beginning on the date that is six months after the Grant Date; (c) Unvested Shares may not be sold or otherwise transferred by Participant without the Company’s prior written consent; and (d) Unvested Shares issued upon exercise of the Option will be subject to the Repurchase Option set forth in Section 8 below. Notwithstanding any provision in the Plan or this Agreement to the contrary, Options for Unvested Shares will not be exercisable on or after Participant’s Termination Date.

2.2. Vesting of Options. Shares that are vested pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.” Shares that are not vested pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”

2.3. Expiration. The Option shall expire on the Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below or pursuant to Section 5.6 of the Plan.

3. TERMINATION.

3.1. Termination for Any Reason Except Death, Disability or Cause. If the Participant is Terminated for any reason, except death, Disability or for Cause (as defined in the Plan or under applicable law), the Option, to the extent (and only to the extent) that it would have been exercisable by the Participant on the Termination Date, may be exercised by the Participant no later than three (3) months after the Termination Date, but in any event no later than the Option Expiration Date set forth in the Grant Notice. Any exercise beyond three (3) months is an NQSO.

3.2. Termination Because of Death or Disability. If the Participant is Terminated because of death or Disability of the Participant (or the Participant dies within three (3) months of Termination when Termination is for any reason other than the Participant’s Disability or for Cause), the Option, to the extent that it is exercisable by the Participant on the Termination Date, may be exercised by the Participant (or the Participant’s legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Option Expiration Date set forth in the Grant Notice. Any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (b) twelve (12) months after the Termination Date when the termination is for the Participant’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

3.3. Termination for Cause. If the Participant is Terminated for Cause, the Participant’s Option shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

3.4. No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on the Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate the Participant’s employment or other relationship at any time, with or without Cause.

4. MANNER OF EXERCISE.

4.1. Stock Option Exercise Agreement. To exercise this Option, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Agreement in such form as may be approved by the Committee from time to time (the “Exercise Agreement”), which shall set forth, inter alia, (a) the Participant’s election to exercise the Option, (b) the number of Shares being purchased, (c) any restrictions imposed on the Shares and (d) such representations, warranties and agreements of Participant as may be required by the Company to comply with applicable securities laws and to implement the agreements of Participant set forth in this Agreement. If someone other than the Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant.

4.2. Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal, state and foreign securities laws, as they are in effect on the date of exercise.

4.3. Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price and any Tax-Related Items (as defined below) for the Shares being

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purchased in cash (by check) and/or such other form(s) of consideration approved by the Committee, as set forth in the Exercise Agreement furnished or made available to Participant with this Agreement.

4.4. Tax Withholding. Regardless of any action the Company or the Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercises, or any dividends paid on the Shares; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to the relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer; or (ii) withholding from proceeds of the sale of Shares acquired at exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization); or (iii) withholding in Shares to be issued at exercise of the Option. To avoid any negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant is deemed to have been issued the full number of Shares subject to the exercised Option, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant’s participation in the Plan. Finally, the Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Participant fails to comply with the Participant’s obligations in connection with the Tax-Related Items.

4.5. Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of the Participant, the Participant’s authorized assignee, or the Participant’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

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5. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option is an ISO, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Grant Date, and (b) the date one (1) year after transfer of such Shares to the Participant upon exercise of the Option, the Participant shall immediately notify the Company in writing of such disposition. The Participant agrees that he or she may be subject to income tax withholding by the Company, on the compensation income he or she recognizes from the early disposition, by payment in cash or out of the current wages or other compensation payable to the Participant.

6. COMPLIANCE WITH LAWS AND REGULATIONS. Although the Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to the Plan that do not qualify for exemption under Rule 701 and Section 25102(o) of the California Corporations Code. If this grant is intended to comply with Regulation D and California Corporations Code Section 25102(f), then any requirement of this Agreement or the Exercise Agreement that is required in law only because of Section 25102(o) need not apply if the Committee has so provided. If this grant is intended to qualify for exemption under Rule 701 and Section 25102(o), then any provision of this Agreement or the Exercise Agreement that is inconsistent with Section 25102(o) or any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply therewith. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and the Participant with all applicable requirements of foreign, U.S. federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer. The Participant understands that the Company is under no obligation to register or qualify the Shares with the U.S. SEC, any foreign securities commission or regulator, any U.S. state securities commission or any stock exchange to effect such compliance.

7. NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the NQSOs are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “family members” as that term is defined in Rule 701, and may be exercised during the lifetime of the Participant only by the Participant or in the event of the Participant’s incapacity, by the Participant’s legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of the Participant.

8. COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES. If Participant acquires Unvested Shares upon exercise of the Option, the Company, or its assignee, shall have the option to repurchase all or a portion of Participant’s Unvested Shares on the terms and conditions set forth in the Exercise Agreement (the “Repurchase Option”) if Participant is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Participant’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain unexercised.

9. COMPANY’S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred by Participant without the Company’s prior written consent. Before

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any Vested Shares acquired upon exercise of this Option may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law) by the Participant or any transferee of such Vested Shares, the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the “Right of First Refusal”). The Company’s Right of First Refusal will terminate when the Company’s securities become publicly traded.

10. NATURE OF GRANT. In accepting the Option, the Participant acknowledges, understands, and agrees the following:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time;

(b) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;

(c) all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

(d) the Participant is voluntarily participating in the Plan;

(e) the Option and any Shares acquired under the Plan are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and are outside the scope of the Participant’s employment or service contract, if any;

(f) the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(g) the Option and any Shares acquired under the Plan are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer, or any Parent or Subsidiary;

(h) the Option grant and the Participant’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company or any Parent or Subsidiary;

(i) the future value of the Shares underlying the Option is unknown and cannot be predicted with certainty;

(j) if the underlying Shares do not increase in value, the Option will have no value;

(k) if the Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

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(l) no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from termination of the Participant’s employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and in consideration of the grant of the Option to which the Participant is otherwise not entitled, the Participant irrevocably agrees never to institute any claim against the Company or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claims;

(m) in the event of termination of the Participant’s employment (whether or not in breach of local labor laws), the Participant’s right to vest in the Option under the Plan, if any, will terminate effective as of the date that Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of termination of the Participant’s employment (whether or not in breach of local labor laws), the Participant’s right to exercise the Option after termination of employment, if any, will be measured by the date of termination of the Participant’s active employment and will not be extended by any notice period mandated under local law; the Committee shall have the exclusive discretion to determine when the Participant is no longer actively employed for purposes of the Option; and

(n) the Option and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger, take-over, or transfer of liability.

11. NO TAX OR OTHER ADVICE REGARDING GRANT. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan or the Participant’s acquisition or sale of the underlying Shares. The Participant is hereby advised to consult with his or her own personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Participant with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Participant, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares. The Exercise Price for this Option has been determined by the Committee based upon the best evidence available to the Committee and is intended to equal the Fair Market Value of the Shares as of the date of grant, or in some cases 110% of Fair Market Value, as required by the Code. However, the tax treatment of this Option is not guaranteed. Neither the Company, the Committee nor any of their designees shall be liable for any taxes, penalties or other monetary amounts owed by any Participant, employee, beneficiary or other person as a result of the grant, amendment, modification, exercise and/or payment of, or under, this Option, notwithstanding any challenge made to the determination of Fair Market Value by any taxing authority. By

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accepting this Option, Participant expressly acknowledges and agrees to the foregoing. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, that Participant should consult a tax adviser prior to such exercise or disposition, and that Participant is not relying on the Company for any tax advice.

12. DATA PRIVACY. The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering, and managing the Participant’s participation in the Plan.

The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

The Participant understands that Data may be transferred to a third-party stock plan service provider as may be selected by the Company to assist the Company with the implementation, administration, and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. The Participant authorizes the Company and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purpose of implementing, administering, and managing his or her participation in the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer, and manage Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

13. LANGUAGE. If the Participant has received this Agreement or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

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14. ADDENDUM. The Option shall be subject to the special provisions set forth in the Addendum for the Participant’s country, if any. If the Participant relocates to one of the countries included in the Addendum during the life of the Option, the special provisions for such country shall apply to the Participant, to the extent the Company determines that the application of such provisions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Addendum constitutes part of this Agreement.

15. IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on the Option and the Shares acquired upon exercise of the Option, to the extent the Company determines it is necessary or advisable in order to comply with local laws or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

16. PRIVILEGES OF STOCK OWNERSHIP. The Participant shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.

17. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant.

18. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the last address provided by the Participant to the Company. All notices shall be deemed to have been given or delivered upon: (a) personal delivery; (b) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); or (c) one (1) business day after deposit with any return receipt express courier (prepaid).

19. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement and under the Exercise Agreement, including its rights to purchase Shares under the Repurchase Option and the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon the Participant and the Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

20. GOVERNING LAW AND VENUE. This Agreement (including the Addendum) and the Grant Notice shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of law provisions, as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement or the Grant Notice is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

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ADDENDUM

TO THE

PALO ALTO NETWORKS, INC.

2005 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

FOR NON-U.S. PARTICIPANTS

TERMS AND CONDITIONS

This Addendum includes additional terms and conditions that govern the Option granted to the Participant under the Plan if he or she is in one of the countries listed below. Certain capitalized terms used but not defined in this Addendum have the meanings set forth in the Plan and/or the Stock Option Agreement.

NOTIFICATIONS

This Addendum may also include information regarding exchange controls and certain other issues of which the Participant should be aware with respect to participation in the Plan. The information is based on the securities, exchange control, and other laws in effect in the respective countries as of February 2012. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Participant not rely on the information in this Addendum as the only source of information relating to the consequences of his or her participation in the Plan because the information may be out of date at the time the Participant exercises the Option or sells Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure the Participant of a particular result. Accordingly, the Participant is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to the Participant’s situation.

Finally, if the Participant is a citizen or resident of a country other than the one in which he or she is currently working, transferred employment after the Option was granted or is considered a resident of another country for local law purposes, the information contained herein may not be applicable. Further, the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to the Participant in this circumstance.

ARGENTINA

NOTIFICATIONS

Type of Offering. Neither the grant of the Option nor the issuance of Shares subject to the Option constitutes a public offering as defined by the Law 17,811 or any other Argentine law. The offering of the Plan is a private placement and is not subject to the supervision of any Argentine governmental authority.

Exchange Control Information. Depending upon the method of exercise, the Participant may be subject to restrictions with respect to the purchase and/or transfer of U.S. dollars pursuant to Argentine currency exchange regulations. The Company reserves the right to restrict the methods of exercise if required under Argentine laws.

Under current regulations adopted by the Argentine Central Bank (the “BCRA”), the Participant may purchase and remit foreign currency with a value of up to US$2,000,000 per month for the purpose of acquiring foreign securities, including Shares subject to the Option, without prior approval from the BCRA. However, the Participant must register the purchase with the BCRA and execute and submit an affidavit to the entity selling the foreign currency confirming that the Participant has not purchased and remitted funds in excess of US$2,000,000 during the relevant month.

In the event that the Participant transfers proceeds in excess of US$2,000,000 from the sale of Shares into Argentina in a single month, he or she will be required to place 30% of any proceeds in excess of US$2,000,000 in a non-interest-bearing, dollar-denominated mandatory deposit account for a holding period of 365 days.

The Participant must comply with any and all Argentine currency exchange restrictions, approvals and reporting requirements in connection with the exercise of the Option.

AUSTRALIA

TERMS AND CONDITIONS

Restriction on Exercise. The Participant may not exercise any portion of an Option unless and until (i) the Fair Market Value per Share underlying the Option exceeds the Exercise Price per Share, and (ii) the underlying Shares are publicly traded on a recognized stock exchange and may be sold by the Participant in accordance with the terms of the Stock Option Agreement and the Stock Option Exercise Agreement. If a portion of the Option vests when the Fair Market Value per Share is equal to or less than the Exercise Price, the Option may only be exercised starting on the business day following the first day on which the Fair Market Value per Share exceeds the Exercise Price, provided that the Shares are publicly traded on a recognized stock exchange and may be sold by the Participant in accordance with the terms of the Stock Option Agreement and the Stock Option Exercise Agreement on this day.

This restriction on exercise also applies if the Participant transfers to Australia from another jurisdiction and becomes subject to taxation in Australia before the Option is fully vested.

NOTIFICATIONS

Exchange Control Information. Exchange control reporting is required for cash transactions exceeding AUD10,000 and for international fund transfers. If an Australian bank is assisting with the transaction, the bank will file the report on behalf of the Participant. The Participant should consult his or her own legal advisor prior to making a cash transaction exceeding AUD10,000.

Securities Law Information. If the Participant acquires Shares under the Plan and offers the Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. The Participant should consult with his or her own legal advisor before making any such offer in Australia.

BELGIUM

TERMS AND CONDITIONS

Tax Considerations. The Option must be accepted in writing within 60 days of the offer. The Participant will receive a separate offer letter, acceptance form and undertaking form in addition to the Stock Option Agreement. He or she should refer to the offer letter for a more detailed description of the tax consequences of choosing to accept the Option. The Participant should consult a personal tax advisor with respect to completing the additional forms.

NOTIFICATIONS

Tax Reporting. The Participant is required to report any taxable income attributable to the Option, in addition to any bank accounts opened and maintained outside of Belgium, on his or her annual tax return.

BRAZIL

TERMS AND CONDITIONS

Compliance with Law. By accepting the Option, the Participant acknowledges that he or she agrees to comply with applicable Brazilian laws and pay any and all applicable taxes associated with the exercise of the Option and the sale of Shares acquired from the Option.

NOTIFICATIONS

Exchange Control Information. If the Participant is resident or domiciled in Brazil, he or she will be required to submit annually a declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights is equal to or greater than US$100,000. Assets and rights that must be reported include Shares acquired from the Option.

CANADA

TERMS AND CONDITIONS

Form of Payment. Notwithstanding anything in the Plan or Stock Option Agreement to the contrary, the Participant is prohibited from surrendering Shares that the Participant owns or attesting to the ownership of Shares to pay the Exercise Price or any Tax-Related Items in connection with the Option.

Involuntary Termination Terms. In the event of involuntary termination of the Participant’s employment (whether or not in breach of local labor laws), the Participant’s right to continued vesting, if any, will terminate and the period remaining to exercise the Option will be measured effective as of the date that is the earlier of: (1) the date the Participant receives notice of termination of employment from the Employer, or (2) the date the Participant is no longer actively employed by the Employer, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to, statutory law, regulatory law, and/or common law); the Committee shall have the exclusive discretion to determine when the Participant is no longer actively employed for purposes of the Option.

The following provision applies for employees in Quebec:

Consent to Receive Information in English for Employees in Quebec. The parties acknowledge that it is their express wish that the Stock Option Agreement, as well as all documents, notices and legal proceeds entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents exécutés, avis donnés et procédures judiciaries intentées, directement ou indirectement, relativement à ou suite à la présente convention.

Data Privacy Notice and Consent. This section supplements the “Data Privacy” section of the Stock Option Agreement:

The Participant hereby authorizes the Company and the Company’s representatives to discuss and obtain all relevant information from all personnel, professional or non-professional, involved in the administration of the Plan. The Participant further authorizes the Employer, the Company, and its Parent and Subsidiaries to disclose and discuss such information with their advisors. The Participant also authorizes the Employer, Company, and its Parent and Subsidiaries to record such information and to keep such information in the Participant’s employee file.

FRANCE

TERMS AND CONDITIONS

Language Consent. By executing and submitting the Grant Notice, the Participant confirms that he or she has read and understood the documents relating to the Option (the Grant Notice, the Plan, and the Agreement, including this Addendum) which were provided in the English language. The Participant accepts the terms of these documents accordingly.

Consentement relatif à la langue utilisée: En signant et en renvoyant la Notification d’Attribution, le Participant confirme qu’il ou qu’elle a lu et compris les documents afférents à l’Option (la Notification d’Attribution, le Plan et l’Accord, ainsi que la présente Annexe) qui sont produits en langue anglaise. Le Participant accepte les termes de ces documents en connaissance de cause.

NOTIFICATIONS

Exchange Control Information. If the Participant retains Shares outside of France or maintains a foreign bank account, the Participant is required to report such to the French tax authorities when filing his or her annual tax return.

GERMANY

NOTIFICATIONS

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. In the event that the Participant makes or receives a payment in excess of this amount, the Participant is responsible for obtaining the appropriate form from a German federal bank and complying with the reporting requirements.

HONG KONG

TERMS AND CONDITIONS

Restriction on Sale of Shares. The Participant agrees that he or she will not exercise the Option and sell the Shares prior to the six-month anniversary of the Grant Date.

NOTIFICATIONS

Securities Law Notice. WARNING: The Option and the Shares issued upon exercise do not constitute a public offering of securities under Hong Kong law and are available only to certain employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company. The Stock Option Agreement, including this Addendum, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. In addition, the documents have not been reviewed by any regulatory authority in Hong Kong. The Option is intended only for the personal use of each eligible employee, officer, director or consultant of the Employer, the Company or any Parent or Subsidiary of the Company, and may not be distributed to any other person. If the Participant is in any doubt about any of the contents of the Stock Option Agreement, including this Addendum, or the Plan, the Participant should obtain independent professional advice.

Nature of Scheme. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance.

ITALY

TERMS AND CONDITIONS

Method of Payment. Notwithstanding any provision in the Stock Option Agreement, due to securities restrictions in Italy, when the Participant exercises the Option, the Participant must use a “cashless sell-all” exercise pursuant to which he or she delivers irrevocable instructions to the broker to sell all Shares to which the Participant is entitled at exercise and remit the proceeds from sale, less any Tax-Related Items and brokerage fees or commissions, to the Participant in cash. The Participant will not be permitted to receive and hold any Shares in connection with the exercise of the Option. Thus, in order for the Participant to exercise the Option, the Company’s Shares must be publicly traded at the time of exercise. The Company reserves the right to provide the Participant with additional methods of exercising the Option depending upon development of local laws.

Data Privacy Consent. The following provision replaces the “Data Privacy” section of the Stock Option Agreement:

The Participant understands that his or her Employer, the Company and its Parent and Subsidiaries may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance (to the extent permitted under Italian law) or other identification number, salary, nationality, job title, Shares or directorships held in the Company or its Parent and Subsidiaries, details of all options granted, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the exclusive purpose of implementing, managing and administering the Plan (“Data”).

The Participant also understands that providing the Company with Data is necessary for the performance of the Plan and that the Participant’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan. The Controller of personal data processing is Palo Alto Networks, Inc., with registered offices at 232 East Java Drive, Sunnyvale, CA 94089, U.S.A., and, pursuant to Legislative Decree no. 196/2003, its Representative in Italy for privacy purposes is Palo Alto Networks (UK) Limited, with registered offices at Via Bianca Maria n. 21, 20122 Milano, Italy. The Participant understands that Data will not be publicized, but it may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the Plan. The Participant understands that Data may also be transferred to the independent registered public accounting firm engaged by the Company. The Participant further understands that the Employer, the Company and/or any of its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementing, administering and managing the Participant’s participation in the Plan, and that the Company and/or any Subsidiary may each further transfer Data to third parties assisting the Company in the implementation, administration, and management of the Plan, including any requisite transfer of Data to a broker or other third party with whom the Participant may elect to deposit any Shares acquired under the Plan. Such recipients may receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing the Participant’s participation in the Plan. The Participant understands that these recipients may be located in the European Economic Area or elsewhere, such as the United States. Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Data as soon as it has completed all the necessary legal obligations connected with the management and administration of the Plan.

The Participant understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions, as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require the Participant’s consent thereto, as the processing is necessary to performance of contractual obligations related to implementation, administration, and management of the Plan. The Participant understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, the Participant has the right to, including but not limited to, access, delete, update, correct, or terminate, for legitimate reason, the Data processing.

Furthermore, the Participant is aware that Data will not be used for direct-marketing purposes. In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting the Participant’s local human resources representative.

Acknowledgement. Participant acknowledges that he or she has read and specifically and expressly approves the following sections of the Stock Option Agreement: Tax Withholding, Nature of Grant, Governing Law and Venue, Language, Electronic Delivery, Severability, and Imposition of Other Requirements. In addition, the Participant acknowledges that he or she has read and specifically and expressly approves the Data Privacy paragraphs above.

NOTIFICATIONS

Exchange Control Information. The Participant must report in his or her annual tax return any transfers of cash or Shares to or from Italy exceeding €10,000 or the equivalent amount in U.S. dollars. The reporting must be done on the Participant’s individual income tax return. The Participant is exempt from this reporting obligation if the investments are made through an authorized broker resident in Italy, as the broker will comply with the reporting obligation on Participant’s behalf.

Offshore Asset Reporting Obligation. The Participant must report in his or her annual tax return any foreign investments or investments (including proceeds from the sale of Shares acquired under the Plan or any vested Option) held outside Italy exceeding €10,000 or the equivalent amount in U.S. dollars, if the investment may give rise to income in Italy. The reporting must be done on Participant’s individual income tax return.

JAPAN

NOTIFICATIONS

Exchange Control Information. If the Participant acquires Shares valued at more than ¥100,000,000 in a single transaction, the Participant must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the purchase of the shares.

In addition, if the Participant pays more than ¥30,000,000 in a single transaction for the purchase of Shares when the Participant exercises the Option, the Participant must file a Payment Report with the Ministry of Finance through the Bank of Japan by the 20th day of the month following the month in which the payment was made. The precise reporting requirements vary depending on whether or not the relevant payment is made through a bank in Japan.

A Payment Report is required independently from a Securities Acquisition Report. Therefore, if the total amount that the Participant pays upon a one-time transaction for exercising the Option and purchasing shares exceeds ¥100,000,000, then the Participant must file both a Payment Report and a Securities Acquisition Report.

KOREA

NOTIFICATIONS

Exchange Control Information. To remit funds out of Korea to exercise the Option by means of a cash exercise method, the Participant must obtain a confirmation of the remittance from a foreign exchange bank in Korea. The Participant likely will need to present supporting documentation evidencing the nature of the remittance to the bank processing the transaction.

In addition, exchange control laws require Korean residents who realize US$500,000 or more from the sale of Shares to repatriate the sale proceeds back to Korea within eighteen months of the sale.

MEXICO

TERMS AND CONDITIONS

Labor Law Policy and Acknowledgment. In accepting the grant of the Option, the Participant expressly recognizes that Palo Alto Networks, Inc., with registered offices at 3300 Olcott Street, Santa Clara, CA 95054, U.S.A., is solely responsible for the administration of the Plan and that the Participant’s participation in the Plan and acquisition of Shares do not constitute an employment relationship between the Participant and Palo Alto Networks, Inc. since the Participant is participating in the Plan on a wholly commercial basis and his or her sole Employer is [insert name of PAN-Mexico], located at [insert address of PAN-Mexico] Mexico. Based on the foregoing, the Participant expressly recognizes that the Plan and the benefits that he or she may derive from participating in the Plan do not establish any rights between the

Participant and the Employer, [insert name of PAN-Mexico], and do not form part of the employment conditions and/or benefits provided by [insert name of PAN-Mexico], and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Participant’s employment.

The Participant further understands that his or her participation in the Plan is as a result of a unilateral and discretionary decision of Palo Alto Networks, Inc.; therefore, Palo Alto Networks, Inc. reserves the absolute right to amend and/or discontinue the Participant’s participation at any time without any liability to the Participant.

Finally, the Participant hereby declares that he or she does not reserve to him- or herself any action or right to bring any claim against Palo Alto Networks, Inc. for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and the Participant therefore grants a full and broad release to Palo Alto Networks, Inc., its affiliates, branches, representation offices, its shareholders, officers, agents, or legal representatives with respect to any claim that may arise.

TÉRMINOS Y CONDICIONES

Política Laboral y Reconocimiento/Aceptación. Al aceptar el otorgamiento de la Opción de Compra de Acciones, el Participante expresamente reconoce que Palo Alto Networks, Inc., con domicilio registrado ubicado en 3300 Olcott Street, Santa Clara, CA 95054, U.S.A., es la única responsable por la administración del Plan y que la participación del Participante en el Plan y en su caso la adquisición de las Opciones de Compra de Acciones o Acciones no constituyen ni podrán interpretarse como una relación de trabajo entre el Participante y Palo Alto Networks, Inc, ya que el Participante participa en el Plan en un marco totalmente comercial y su único Patrón lo es [insert name of PAN-Mexico], con domicilio en [insert address of PAN-Mexico] Mexico. Derivado de lo anterior, el Participante expresamente reconoce que el Plan y los beneficios que pudieran derivar de la participación en el Plan no establecen derecho alguno entre el Participante y el Patrón, [insert name of PAN-Mexico] y no forma parte de las condiciones de trabajo y/o las prestaciones otorgadas por [insert name of PAN-Mexico] y que cualquier modificación al Plan o su terminación no constituye un cambio o impedimento de los términos y condiciones de la relación de trabajo del Participante.

Asimismo, el Participante reconoce que su participación en el Plan es resultado de una decisión unilateral y discrecional de Palo Alto Networks, Inc.; por lo tanto, Palo Alto Networks, Inc. se reserva el absoluto derecho de modificar y/o terminar la participación del Participante en cualquier momento y sin responsabilidad alguna frente el Participante.

Finalmente, el Participante por este medio declara que no se reserve derecho o acción alguna que ejercitar en contra de Palo Alto Networks, Inc. por cualquier compensación o daño en relación con las disposiciones del Plan o de los beneficios derivados del Plan y por lo tanto, el Participante otorga el más amplio finiquito que en derecho proceda a Palo Alto Networks, Inc., sus afiliadas, subsidiarias, oficinas de representación, sus accionistas, funcionarios, agentes o representantes legales en relación con cualquier demanda que pudiera surgir.

NETHERLANDS

NOTIFICATIONS

Insider Trading Information. The Participant should be aware of Dutch insider trading rules that may impact the sale of Shares acquired under the Plan. In particular, the Participant may be prohibited from effecting certain transactions if he or she has insider information regarding the Company.

By accepting the grant of the Option and participating in the Plan, the Participant acknowledges having read and understood this Insider Trading Information and further acknowledges that it is the Participant’s responsibility to comply with the following Dutch insider trading rules.

Under Article 5:56 of the Dutch Financial Supervision Act, anyone who has “insider information” related to an issuing company is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is defined as knowledge of details concerning the issuing company to which the securities relate that is not public and which, if published, would reasonably be expected to affect the stock price, regardless of the development of the price. The insider could be any employee of the Company or a Subsidiary in the Netherlands who has inside information as described herein.

Given the broad scope of the definition of inside information, certain employees of the Company working at a Subsidiary of the Company in the Netherlands (including a Participant in the Plan) may have inside information and, thus, would be prohibited from effectuating a transaction in securities in the Netherlands at a time when the Participant had such inside information.

The Participant acknowledges and understands that he or she should consult with his or her personal legal advisor if the Participant is uncertain as to whether the insider trading rules apply to the Participant.

NORWAY

No country-specific provisions.

POLAND

NOTIFICATIONS

Exchange Control Information. Polish residents holding foreign securities (including Shares) abroad must report information to the National Bank of Poland on transactions and balances of the securities deposited in such accounts if the value of such transactions or balances (calculated individually or together with other assets or liabilities held abroad) exceeds PLN 7,000,000. If required, the reports are due on a quarterly basis. Polish residents are also required to transfer funds through a bank account in Poland if the transferred amount in any single transaction exceeds a specified threshold (currently €15,000). Further, upon the request of a Polish bank, Polish residents are required to inform the bank about all foreign exchange transactions performed through such bank. In addition, Polish residents are required to store documents connected with any foreign exchange transaction for a period of five years from the date the transaction occurred.

SINGAPORE

NOTIFICATIONS

Securities Law Information. The Company is granting the Option pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Participant should note that the grant of the Option is subject to section 257 of the SFA and the Participant will not be able to make any subsequent sale of Shares in Singapore or any offer of such subsequent sale of Shares subject to the Option in Singapore, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA (Chapter 289, 2006 Ed.).

Director Notification Requirements. If the Participant is a director, associate director or shadow director of a Singapore Subsidiary, the Participant is subject to certain notification requirements under the Singapore Companies Act. Directors must notify the Singapore Subsidiary in writing of an interest (e.g., Options, Shares) in the Company or any related companies within two days of (i) its acquisition or disposal, (ii) any change in a previously disclosed interest (e.g., when the Option is exercised), or (iii) becoming a director.

Insider Trading Notification. The Participant should be aware of the Singapore insider trading rules, which may impact the acquisition or disposal of Shares or rights to Shares under the Plan. Under the Singapore insider trading rules, the Participant is prohibited from selling Shares when he or she is in possession of information which is not generally available and which he or she knows or should know will have a material effect on the price of Shares once such information is generally available.

SPAIN

TERMS AND CONDITIONS

Labor Law Acknowledgment. This section supplements the “Nature of Grant” section of the Stock Option Agreement:

In accepting the Option, the Participant acknowledges that he or she consents to participation in the Plan and has received a copy of the Plan.

The Participant understands that the Company has unilaterally, gratuitously, and discretionally decided to grant options under the Plan to individuals who may be employees of the Company or its Parent and Subsidiaries throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or its Parent or any of its Subsidiaries on an ongoing basis.

Consequently, the Participant understands that the Option is granted on the assumption and condition that the Option or the Shares acquired upon exercise shall not become a part of any employment contract (either with the Company or its Parent or any of its Subsidiaries) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation), or any other right whatsoever. In addition, the Participant understands that this grant would not be made to the Participant but for the assumptions and conditions referred to above; thus, the Participant acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of options shall be null and void.

Further, the vesting of the Option is expressly conditioned on the Participant’s continued and active rendering of service, such that if the Participant’s employment terminates for any reason whatsoever, the Option may cease vesting immediately, in whole or in part, effective on the date of the Participant’s termination of employment (unless otherwise specifically provided in the “Termination” section of the Stock Option Agreement). This will be the case, for example, even if (1) the Participant is considered to be unfairly dismissed without good cause; (2) the Participant is dismissed for disciplinary or objective reasons or due to a collective dismissal; (3) the Participant terminates service due to a change of work location, duties or any other employment or contractual condition; (4) the Participant terminates service due to a unilateral breach of contract by the Company or its Parent or Subsidiary; or (5) the Participant’s employment terminates for any other reason whatsoever. Consequently, upon termination of the Participant’s employment for any of the above reasons, the Participant may automatically lose any rights to Options that were not vested or exercised on the date of the Participant’s termination of employment, as described in the Plan.

The Participant acknowledges that he or she has read and specifically accepts the conditions referred to in the “Termination” sections of the Plan and the Stock Option Agreement.

NOTIFICATIONS

Securities Law Information. The Option described in the Plan and the Stock Option Agreement, including the Addendum, does not qualify under Spanish regulations as a security. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory. The Plan and the Stock Option Agreement, including the Addendum, have not been nor will they be registered with the Comisión Nacional del Mercado de Valores (Spanish Securities Exchange Commission), and they do not constitute a public offering prospectus.

Exchange Control Information. It is the Participant’s responsibility to comply with exchange control regulations in Spain. The purchase and sale of Shares must be declared for statistical purposes to the Dirección General de Comercio e Inversiones (the “DGCI”), which is a department of the Ministerio de Industria, Turismo y Comercio. Because the Participant will not purchase or sell the Shares through the use of a Spanish financial institution, the Participant must make the declaration himself or herself by filing a D-6 form with the DGCI. Generally, the D-6 form must be filed each January while the Shares are owned or to report the sale of Shares.

When receiving foreign currency payments derived from the ownership of Shares (i.e., sale proceeds) exceeding €50,000, the Participant must inform the financial institution receiving the payment of the basis upon which such payment is made. The Participant will need to provide the institution with the following information: (i) the Participant’s name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment; (iv) the currency used; (v) the country of origin; (vi) the reasons for the payment; and (vii) any further information that may be required.

SWEDEN

No country-specific provisions.

SWITZERLAND

NOTIFICATIONS

Securities Law Information. The offer of the Option is considered a private offering in Switzerland and is therefore not subject to securities registration in Switzerland.

Tax Information. The Participant will be subject to tax (including income tax and social insurance contributions) at the federal and cantonal level in connection with the income derived from the Option. The Participant acknowledges and understands that the Company has not obtained a ruling from any cantonal tax administration confirming the tax treatment of the Options. Although the taxable event may occur when the Option is exercised, this result is not certain and the taxable event may instead occur when the Option is granted to the Participant or when the Option vests. The Participant is advised to consult his or her personal tax advisor with respect to the tax treatment of the Option and the obligations that will apply to the Participant as a result of the grant, vesting or exercise of the Option.

TAIWAN

NOTIFICATIONS

Securities Law Information. The offer of the Option and the Shares to be issued pursuant to the Plan is available only for certain employees, officers, directors, and consultants of the Company and its Subsidiaries. It is not a public offer of securities by a Taiwanese company; therefore, it is exempt from registration in Taiwan.

Exchange Control Information. The Participant may acquire foreign currency and remit the same out of Taiwan up to US$5 million per year without justification. When remitting funds for the purchase of Shares pursuant to the Plan, such remittances should be made through an authorized foreign exchange bank. In addition, if the Participant remits TWD$500,000 or more in a single transaction, the Participant must submit a Foreign Exchange Transaction Form to the remitting bank. If the transaction amount is US$500,000 or more in a single transaction, the Participant must also provide supporting documentation to the satisfaction of the remitting bank.

THAILAND

NOTIFICATIONS

Exchange Control Information. It is the Participant’s responsibility to comply with all exchange control regulations in Thailand, and the Participant should consult his or her personal advisor prior to taking any action with respect to remittance of proceeds into or out of Thailand. If the Participant exercises the Option with cash, the Participant may apply directly to a commercial bank in Thailand for approval to remit up to US$1,000,000 per year for the purchase of Shares. If the Participant exercises the Option by way of a cashless method of exercise, no application to a commercial bank is required. In addition, the Participant is required to immediately repatriate the proceeds from the sale of Shares to Thailand. Within the next 360 days after the repatriation date, the Participant must deposit the sale proceeds into a foreign currency deposit account or convert them to local currency. If the amount of such sale proceeds is equal to or greater than US$50,000, the Participant must specifically report the inward remittance to the Bank of Thailand on a Foreign Exchange Transaction Form through the bank at which the Participant deposits or converts the sale proceeds.

TURKEY

NOTIFICATIONS

Securities Law Information. Under Turkish law, the Participant is not permitted to sell Shares acquired under the Plan in Turkey.

UNITED ARAB EMIRATES

There are no country specific provisions.

UNITED KINGDOM

TERMS AND CONDITIONS

Section 431 Election. As a condition of participation in the Plan and the exercise of the Option, the Participant agrees, jointly with the Employer, that he or she shall enter into the joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that the Participant will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the exercise of the Option as if such Shares were not Restricted Securities (for U.K. tax purposes only).

Joint Election for Transfer of Liability for Employer National Insurance Contributions. As a condition of participation in the Plan and the exercise of the Option at a time when the Company’s Shares are considered readily convertible assets under UK law, the Participant agrees to accept any liability for secondary Class 1 National Insurance contributions that may be payable by the Company, the Employer, a Parent or Subsidiary of the Company in connection with the Option and any event giving rise to Tax-Related Items (the “Employer NICs”). Without prejudice to the foregoing, the Participant agrees to execute a joint election with the Company, the form of such joint election (the “Joint Election”) having been approved formally by Her Majesty’s Revenue and Customs (“HMRC”), and any other required consent or election prior to exercise of the Option. The Participant further agrees to execute such other joint elections as may be required between the Participant and any successor to the Company, the Employer, a Parent or Subsidiary of the Company. The Participant further agrees that the Company, the Employer, a Parent or Subsidiary may collect the Employer NICs from the Participant by any of the means set forth in the “Tax Withholding” section of the Stock Option Agreement.

If the Participant does not enter into a Joint Election prior to the exercise of the Option, he or she will not be entitled to exercise the Option unless and until he or she enters into a Joint Election, and no Shares will be issued to the Participant under the Plan, without any liability to the Company, the Employer, a Parent or Subsidiary of the Company.

Withholding Taxes. This provision supplements the “Tax Withholding” section of the Stock Option Agreement and applies if the Company’s Shares are considered readily convertible assets under UK law at the time of exercise:

If payment or withholding of the income tax due is not made within 90 days of the event giving rise to the liability for income tax or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax will constitute a loan owed by the Participant to the Employer, effective on the Due Date. The Participant agrees that the loan will bear interest at the then-current HMRC Official Rate, it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 4.4 of the Stock Option Agreement. Notwithstanding the foregoing, if the Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), the Participant will not be eligible for such a loan to cover the tax liability. In the event that the Participant is a director or executive officer and the income tax due is not collected from or paid by the Participant by the Due Date, the amount of any uncollected income tax will constitute a benefit to the Participant on which additional income tax and national insurance contributions will be payable. The Participant will be responsible for reporting and paying any income tax and national insurance contributions due on this additional benefit directly to HMRC under the self-assessment regime.

In addition, the Participant agrees that the Company and/or the Employer may calculate the Tax-Related Items to be withheld and accounted for by reference to the maximum applicable rates, without prejudice to any right the Participant may have to recover any overpayment from the relevant tax authorities.

PALO ALTO NETWORKS, INC.

2005 EQUITY INCENTIVE PLAN

STOCK OPTION EXERCISE AGREEMENT

This Stock Option Exercise Agreement (the “Exercise Agreement”) is made and entered into as of                                         (the “Effective Date”) by and between Palo Alto Networks, Inc., a Delaware corporation (the “Company”), and the purchaser named below (the “Purchaser”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s 2005 Equity Incentive Plan, as may be amended from time to time (the “Plan”).

Purchaser:

Purchaser’s Address:

Purchaser’s Social Security Number:

Number of Shares Initially Subject to Option:

Date of Option Grant:

Number of Shares Purchased:

Exercise Price per Share:

Total Exercise Price:
(Number of Shares Purchased multiplied by Exercise Price per Share)

1. EXERCISE OF OPTION.

1.1 Exercise. Pursuant to exercise of that certain option (the “Option”) granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Number of Shares Purchased set forth above (the “Shares”) of the Company’s Common Stock, $0.0001 par value per share, at the Exercise Price per Share set forth above and for an aggregate Exercise Price (the “Total Exercise Price”) that is the product of (a) the Number of Shares Purchased, and (b) the Exercise Price per Share. As used in this Exercise Agreement, the term “Shares” refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

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1.2 Payment. Purchaser hereby delivers payment of the Total Exercise Price in manner permitted in the Plan as follows (check and complete as appropriate):

☐	cash (by check) in the amount of $ , receipt of which is acknowledged by the Company, and a copy of which is attached to this Exercise Agreement.

☐	by a cashless exercise under the Company’s formal cashless exercise program if such a program has been adopted by the Committee in connection with the Plan.

☐	provided that a public market for the Company’s stock exists and subject to compliance with applicable law and solely in the discretion of the Committee: (a) through a “same day sale” commitment from Purchaser and broker-dealer whereby Purchaser irrevocably elects to exercise the Option, and to sell a portion of the Shares so purchased sufficient to pay for the Total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the Total Exercise Price directly to the Company, or (b) through a “margin” commitment from Purchaser and a broker-dealer whereby Purchaser irrevocably elects to exercise the Option and to pledge the Shares so purchased to the Dealer in a margin account as security for a loan from the broker-dealer in the amount of the Total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the Total Exercise Price directly to the Company.

2. DELIVERY. Purchaser hereby delivers to the Company at its principal executive offices, Attn: President: (a) this completed and signed Exercise Agreement, (b) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form attached to this Exercise Agreement (the “Stock Powers”), both executed by Purchaser (and Purchaser’s spouse, if any), (c) if Purchaser is married, a Consent of Spouse in the form attached to this Exercise Agreement (the “Spouse Consent”) executed by Purchaser’s spouse, and (d) the Total Exercise Price and payment or other provision for any applicable tax obligations in the form of a check. Upon its receipt of the Total Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser to be placed in escrow as provided in Section 7.2 until expiration or termination of the Company’s Right of First Refusal and, if Unvested Shares are being purchased, the Company’s Repurchase Option, which are described in Sections 5 and 6 respectively.

3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

3.1 Agrees to Terms of the Plan. Purchaser has received a copy of the Plan, the Grant Notice, and the Stock Option Agreement, has read and understands the terms of the Plan, the Grant Notice, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and makes the representations set forth in Section 8 with respect to such tax consequences.

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3.2 Shares Not Registered or Qualified. Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act of 1933 (the “Securities Act”), or with any securities regulatory agency administering any state securities laws, and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

3.3 No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

3.4 SEC Rule 701. If the Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act, they may become freely tradable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 4 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144 which permits certain limited sales of unregistered securities. Rule 144 is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of six (6) months, and in certain cases one (1) year, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

3.5 Issuance Other than Under SEC Rule 701. To the extent the Shares are issued other than under SEC Rule 701, Purchaser further represents and warrants as follows:

(a) Sophistication; Preexisting Relationship. Purchaser is a sophisticated investor having such knowledge and experience in financial matters that Purchaser is able to fend for him or her self in connection with an investment in the Company, is capable of evaluating the merits and risks of this investment and is financially capable of bearing a total loss of this investment.

(b) Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

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(c) Understanding of Risks. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares.

(d) Purchase for Own Account for Investment. Purchaser is purchasing the Shares for Purchaser’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

(e) No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

(f) SEC Rule 144. Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of six (6) months, and in certain cases one (1) year, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

4. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify for employee-stockholders generally. For purposes of this Section 4, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

5. COMPANY’S RIGHT OF FIRST REFUSAL. Unvested Shares (as defined in Section 2.2 of the Stock Option Agreement) may not be sold or otherwise be transferred by Purchaser without the Company’s prior written consent. Before any Vested Shares held by

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Purchaser or any transferee of such Vested Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

5.1 Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (a) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (b) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (c) the number of Offered Shares to be transferred to each Proposed Transferee; (d) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (e) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Exercise Agreement.

5.2 Exercise of Right of First Refusal. At any time within thirty (30) days after the date the Notice is effective pursuant to Section 10.3, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.

5.3 Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Company’s Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company’s Board of Directors, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

5.4 Payment. The purchase price for the Offered Shares will be paid by check. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

5.5 Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (a) such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, (b) any such sale or other transfer is effected in compliance with all applicable securities laws, and (c) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such one hundred twenty (120) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

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5.6 Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (a) the transfer of any or all of the Vested Shares during Purchaser’s lifetime by gift or on Purchaser’s death by will or intestacy to Purchaser’s “Immediate Family” (as defined below) or to a trust for the benefit of Purchaser or Purchaser’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (b) any transfer or conversion of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another entity or entities (except that, subject to Section 5.7, unless the agreement of merger or consolidation expressly otherwise provides, the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving entity of such merger or consolidation shall succeed to the rights of the Company under this Section 5); or (c) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Purchaser’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser’s spouse, or the spouse of any of the above.

5.7 Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares (a) on the effective date of the first sale of Common Stock of the Company to the public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (b) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another entity or entities if the common stock of the surviving entity or any direct or indirect parent entity thereof is registered under the Securities Exchange Act of 1934, as amended.

6. COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase all or a portion of the Purchaser’s Unvested Shares on the terms and conditions set forth in this Section 6 (the “Repurchase Option”) if Purchaser is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation, Purchaser’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain unexercised.

6.1 Termination and Termination Date. In case of any dispute as to whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the “Termination Date”).

6.2 Exercise of Repurchase Option. At any time within ninety (90) days after the Purchaser’s Termination Date (or, in the case of securities issued upon exercise of an Option after the Purchaser’s Termination Date, within ninety (90) days after the date of such exercise), the Company, or its assignee, may elect to repurchase any or all the Purchaser’s Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option, specifying the number of Unvested Shares to be repurchased. Such Unvested Shares shall be

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repurchased at the Purchaser’s Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan (the “Repurchase Price”). The Repurchase Price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness owed by Purchaser to the Company or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within the term of the Repurchase Option as described in the first sentence of this Section 6.2.

6.3 Right of Termination Unaffected. Nothing in this Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser’s employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.

7. ADDITIONAL RESTRICTIONS UPON SHARE OWNERSHIP OR TRANSFER.

7.1 Rights as a Stockholder. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal or the Repurchase Option. Upon an exercise of the Right of First Refusal or the Repurchase Option, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

7.2 Escrow. As security for Purchaser’s faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser’s spouse, if any (with the date, name of transferee, stock certificate number and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other person or entity) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of both the Right of First Refusal and the Repurchase Option.

7.3 Encumbrances on Option or Shares. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares. Purchaser may grant a lien or security interest in, or pledge, hypothecate or encumber Vested Shares only if prior to such event each party to whom such lien or security interest is granted, or to whom such

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pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (a) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under the Right of First Refusal; and (b) the provisions of Sections 4 and 5 of and of this Section 7 will continue to apply to such Vested Shares in the hands of such party and any transferee of such party.

7.4 General Restrictions on Transfers. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

(a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares, including but not limited to the Right of First Refusal, the Market Standoff and the Repurchase Option; and

(c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or under any state securities laws, and (ii) all appropriate actions necessary for compliance with the registration and qualification requirements of the Securities Act and any state securities laws, or of any exemption from registration or qualification, available thereunder (including Rule 144) have been taken.

Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to the Company’s Right of First Refusal or the Repurchase Option granted under this Exercise Agreement and the market stand-off provisions of Section 4 hereof, to the same extent such Shares would be so subject if retained by the Purchaser.

7.5 Restrictive Legends and Stop-transfer Orders. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by applicable laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE

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REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL AND, IN CERTAIN CIRCUMSTANCES, THE REPURCHASE OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S), AND A MARKET STANDOFF AGREEMENT, AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF FIRST REFUSAL, THE REPURCHASE RIGHT AND THE MARKET STANDOFF ARE BINDING ON TRANSFEREES OF THESE SHARES.

Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company will not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (b) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

8. TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER’S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS: (i) THAT PURCHASER HAS CONSULTED IN CONNECTION WITH THE PURCHASE OF THE SHARES, AND WILL CONSULT IN CONNECTION WITH ANY DISPOSITION OF THE SHARES, WITH ANY TAX ADVISER THAT PURCHASER DEEMS ADVISABLE, AND (ii) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF UNVESTED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER’S OWN TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE WHICH MUST BE FILED WITHIN THIRTY (30) DAYS OF THE PURCHASE OF SHARES TO BE EFFECTIVE. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

8.1 Exercise of Incentive Stock Option. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on

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the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

8.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability and a California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser’s compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

8.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares:

(a) Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. To the extent the Shares were exercised prior to vesting coincident with the filing of an 83(b) Election, the amount taxed because of a disqualifying disposition will be based upon the excess, if any, of the fair market value on the date of vesting over the exercise price.

(b) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

(c) Withholding. The Company may be required to withhold from the Purchaser’s compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

8.4 Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares. A form of Election under Section 83(b) is provided with this Exercise Agreement for reference. BY PROVIDING THE FORM OF ELECTION, THE COMPANY DOES NOT THEREBY UNDERTAKE TO FILE THE ELECTION FOR PURCHASER, WHICH OBLIGATION TO FILE SHALL REMAIN SOLELY WITH PURCHASER.

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9. COMPLIANCE WITH CALIFORNIA SECURITES LAWS. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

10. GENERAL PROVISIONS.

10.1 Successors and Assigns. The Company may assign any of its rights under this Exercise Agreement, including its right to purchase Shares under the Repurchase Option and the Right of First Refusal. Neither Purchaser, nor any of Purchaser’s successors and assigns, may assign, whether voluntarily or by operation of law, any of Purchaser’s rights and obligations under this Exercise Agreement, except with the prior written consent of the Company. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser’s heirs, executors, administrators, legal representatives, successors and assigns.

10.2 Governing Law. This Exercise Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

10.3 Notices. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery to the party to be notified, or (a) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), (b) one (1) business day after deposit with any return receipt express courier (prepaid), for deliveries within the United States, or three (3) business days after such deposit for deliveries where sender and recipient are not both within the United States, or (c) one (1) business day after transmission by pdf electronic mail, rapifax or telecopier addressed to the other party at its e-mail address, facsimile number, or telecopier address specified herein (or hereafter noticed to the parties hereto), with confirmation of such transmission.

10.4 Further Assurances. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

10.5 Entire Agreement. The Plan, the Grant Notice, the Stock Option Agreement and this Exercise Agreement, together with all ancillary documents referenced in this Exercise Agreement, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

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10.6 Severability. If any provision of this Exercise Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Exercise Agreement and the remainder of this Exercise Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Exercise Agreement. Notwithstanding the forgoing, if the value of this Exercise Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

[Remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the Company has caused this Stock Option Exercise Agreement to be executed by its duly authorized representative and Purchaser has executed this Stock Option Exercise Agreement as of the Effective Date, indicated above.

PALO ALTO NETWORKS, INC.	PURCHASER

By:
(Signature)

(Please print name)	(Please print name)

(Please print title)

Address:

Title to Shares. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

Purchaser desires to take title to the Shares as follows:

☐ Individual, as separate property

☐ Husband and wife, as community property

☐ Joint Tenants

☐ Other; please specify:

To assign the Shares to a trust, a stock transfer agreement in the form provided by the Company (the “Stock Transfer Agreement”) must be completed and executed.

[SIGNATURE PAGE TO PALO ALTO NETWORKS, INC.

STOCK OPTION EXERCISE AGREEMENT]

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ANCILLARY DOCUMENTS

FURNISHED WITH

STOCK OPTION EXERCISE AGREEMENT

Stock Power And Assignment

Separate From Stock Certificate

FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement dated as of                     ,         (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                                              ,             shares of the Common Stock, $0.0001 par value per share, of Palo Alto Networks, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).         delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:

PURCHASER

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares pursuant to its “Repurchase Option” and/or “Right of First Refusal” set forth in the Exercise Agreement without requiring additional signatures on the part of Purchaser or Purchaser’s Spouse.

Spouse Consent

The undersigned spouse of                                         (the “Purchaser”) has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and Palo Alto Networks, Inc. (the “Agreement”). In consideration of Palo Alto Networks, Inc. granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Dated:

Print Name of Purchaser’s Spouse

Signature of Purchaser’s Spouse

Address:

COPY OF PURCHASER’S CHECK

SECTION 83(b) ELECTION

FOR “EARLY” EXERCISE ONLY; I.E. IF YOU ARE

PURCHASING “UNVESTED” SHARES UPON OPTION EXERCISE

[FOR REGULAR INCOME TAX—NONQUALIFIED OPTIONS]

[FOR AMT AND DISQUALIFYING DISPOSITION PURPOSES—INCENTIVE STOCK OPTION]

ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income or (3) disqualifying disposition gross income, as the case may be.

1.	TAXPAYER’S NAME:

TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:

2.	The property with respect to which the election is made is described as follows: shares of Common Stock of Palo Alto Networks, Inc., a Delaware corporation (the “Company”), which were transferred upon exercise of an option by Company, which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.

3.	The date on which the shares were transferred pursuant to the exercise of the option was and this election is made for calendar year .

4.	The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer’s original purchase price under certain conditions at the time of Taxpayer’s termination of employment or services.

5.	The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $ per share at the time of exercise of the option.

6.	The amount paid for such shares upon exercise of the option was $ per share.

7.	The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:
Taxpayer’s Signature

PALO ALTO NETWORKS, INC.

RESTRICTED STOCK AGREEMENT

This Restricted Stock Agreement (the “Agreement”) is between Palo Alto Networks, Inc., a Delaware corporation (the “Company”), and the participant named below (the “Participant”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s 2005 Equity Incentive Plan, as may be amended from time to time (the “Plan”).

Participant:
Number of Shares of Restricted Stock:
Date of Grant:
Vesting Start Date:
Vesting Schedule:

Subject to any accelerated vesting provisions in the Plan and the occurrence of a Trigger Event (described in the next paragraph), twenty-five percent (25%) of the Shares of Restricted Stock subject to this Agreement shall vest on the one (1) year anniversary of the Vesting Start Date, and [twenty-five percent (25%)/six and one-quarter percent (6.25%)] of the Shares of Restricted Stock subject to this Agreement shall vest each [year/quarter] thereafter, subject to Participant continuing to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company through each such vesting date.

Notwithstanding the base vesting schedule in the previous paragraph, no Shares of Restricted Stock shall vest and be released from the forfeiture provisions of Section 8 until the first to occur of: (i) a Corporate Transaction; or (ii) the date of the expiration of the market stand-off period described in Section 7 which occurs on and following the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (the first to occur, a “Trigger Event” and such date of the Trigger Event, the “Trigger Date”). Any Shares of Restricted Stock that would have vested under the base vesting schedule above (absent the previous sentence) will vest on the Trigger Date. For the avoidance of doubt, if Participant does not continue to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company through the Trigger Date, then Participant will not vest in any Shares of Restricted Stock.
Any Shares of Restricted Stock granted under this Agreement which have not yet vested as of a given time are referred to herein as “Unvested Shares.” Shares of Restricted Stock that are vested pursuant to the Vesting Schedule above are referred to herein as “Vested Shares.”

1. GRANT OF RESTRICTED STOCK. The Company hereby grants to the Participant under the Plan for services performed and to be performed by Participant for the Company and as a separate incentive in connection with his or her services and not in lieu of any salary or other compensation for his or her services, the number of Shares of Restricted Stock set forth above, subject to all of the terms and conditions in this Agreement and the Plan, which is incorporated herein by reference. For the avoidance of doubt, par value per Share shall be deemed to be paid for services performed and to be performed by Participant for the Company. Subject to Section 20 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.

2. DELIVERY.

2.1 Deliveries by Participant. Participant hereby delivers to the Company (i) this Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the “Stock Powers”), both executed by Participant (and Participant’s spouse, if any) and (iii) if Participant is married, a Consent of Spouse in the form of Exhibit 2 attached hereto (the “Spouse Consent”) executed by Participant’s spouse.

2.2 Deliveries by the Company. Upon its receipt of all the documents to be executed and delivered by Participant to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Participant to be placed in escrow as provided in Section 11 until expiration or termination of the forfeiture provision described in Section 8 or the Company’s Right of First Refusal described in Sections 9.

3. REPRESENTATIONS AND WARRANTIES OF PARTICIPANT. Participant represents and warrants to the Company that:

3.1 Agrees to Terms of the Plan. Participant has received a copy of the Plan, has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions. Participant acknowledges that there may be adverse tax consequences upon vesting and/or disposition of the Shares, and that Participant has had the opportunity to consult a tax adviser.

3.2 Purchase for Own Account for Investment. Participant is purchasing the Shares for Participant’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Participant has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Participant has any beneficial ownership of any of the Shares.

3.3 Access to Information. To the extent required by applicable laws, including, but not limited to, SEC Rule 701, Participant has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Participant reasonably considers important in making the decision to purchase the Shares, and Participant has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

3.4 Understanding of Risks. Participant is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Participant may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Participant is capable of evaluating the merits and risks of this investment, has the ability to protect Participant’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

3.5 No General Solicitation. At no time was Participant presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

4. COMPLIANCE WITH SECURITIES LAWS.

4.1 Compliance with U.S. Federal Securities Laws. Participant understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Agreement to the contrary, the grant of Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Participant agrees to cooperate with the Company to ensure compliance with such laws. Unless otherwise specified, the Shares are being issued under the Securities Act pursuant to the exemption provided by SEC Rule 701.

4.2 Compliance with California Securities Laws. UNLESS OTHERWISE SPECIFIED, THE PLAN, AND THIS AGREEMENT ARE INTENDED TO COMPLY WITH SECTION 25102(o) OF THE CALIFORNIA CORPORATIONS CODE AND ANY RULES (INCLUDING COMMISSIONER RULES, IF APPLICABLE) OR REGULATIONS PROMULGATED THEREUNDER BY THE CALIFORNIA DEPARTMENT OF CORPORATIONS (THE “REGULATIONS”), AND ANY PROVISION OF THIS AGREEMENT THAT IS INCONSISTENT WITH SECTION 25102(o) SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF SECTION 25102(o). THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH

QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

5. RESTRICTED SECURITIES.

5.1 No Transfer Unless Registered or Exempt. Participant understands that Participant may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Participant understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Participant has also been advised that exemptions from registration and qualification may not be available or may not permit Participant to transfer all or any of the Shares in the amounts or at the times proposed by Participant.

5.2 SEC Rule 144. In addition, Participant has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Participant understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Participant remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

5.3 SEC Rule 701. Unless otherwise specified, the Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act and may become freely tradeable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Agreement or any other agreement entered into by Participant. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

6. RESTRICTIONS ON TRANSFERS.

6.1 Disposition of Shares. Participant hereby agrees that Participant shall make no disposition of the Shares (other than as permitted by this Agreement) unless and until:

(a) Participant shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b) Participant shall have complied with all requirements of this Agreement applicable to the disposition of the Shares;

(c) Participant shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken; and

(d) Participant shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Regulations referred to in Section 4.2 hereof.

6.2 Restriction on Transfer. Participant shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares that are subject to forfeiture under Section 8 or the Company’s Right of First Refusal described below, except as permitted by this Agreement.

6.3 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) both forfeiture under Section 8 and the Company’s Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 7 hereof, to the same extent such Shares would be so subject if retained by the Participant.

7. MARKET STANDOFF AGREEMENT. Participant agrees in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, Participant will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify. Participant further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

8. FORFEITURE UPON TERMINATION. Notwithstanding any contrary provision of this Agreement, if Participant is Terminated for any or no reason prior to vesting, the then Unvested Shares of Restricted Stock awarded by this Agreement will thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company upon the date of such termination and Participant will have no further rights thereunder. Participant hereby appoints the Escrow Holder (as defined below) with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such Unvested Shares of Restricted Stock to the Company upon such Termination.

9. COMPANY’S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise be transferred by Participant without the Company’s prior written consent. Before any Vested Shares held by Participant or any transferee of such Vested Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).

9.1 Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed Participant or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Agreement. Upon request of the Company, the Holder will promptly furnish to the Company such information and documentation as may be reasonably requested to establish that the Offered Price and Proposed Transferee(s) are bona fide.

9.2 Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.

9.3 Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Company’s Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company’s Board of Directors, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

9.4 Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

9.5 Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such one hundred twenty (120) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

9.6 Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Participant’s lifetime by gift or on Participant’s death by will or intestacy to Participant’s “Immediate Family” (as defined below) or to a trust for the benefit of Participant or Participant’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer or conversion of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless (A) the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Securities Exchange Act of 1934, as amended; or (B) the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Participant’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Participant or the Participant’s spouse, or the spouse of any of the above.

9.7 Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares (i) on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Securities Exchange Act of 1934, as amended.

9.8 Encumbrances on Vested Shares. Participant may grant a lien or security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Section will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Purchase may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.

10. RIGHTS AS A STOCKHOLDER. Subject to the terms and conditions of this Agreement, Participant will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Participant until such time as Participant disposes of the Shares, the Company and/or its assignee(s) exercise(s) the Right of First Refusal or Participant forfeits Shares under Section 8 herein. Upon applicability of the forfeiture provision under Section 8 or the Right of First Refusal, Participant will have no further rights as a holder of the Shares, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Participant will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

11. ESCROW. As security for Participant’s faithful performance of this Agreement, Participant agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Participant and by Participant’s spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Participant and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of the forfeiture provision under Section 8 and the Right of First Refusal.

12. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

12.1 Legends. Participant understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Participant and the Company or any agreement between Participant and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES

ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE FORFEITURE PROVISION AND RIGHT OF FIRST REFUSAL OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN THE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS INCLUDING THE FORFEITURE PROVISION AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF ANY PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

12.2 Stop-Transfer Instructions. Participant agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

12.3 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any Participant or other transferee to whom such Shares have been so transferred.

13. TAX CONSEQUENCES. PARTICIPANT UNDERSTANDS THAT PARTICIPANT MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PARTICIPANT’S VESTING OR DISPOSITION OF THE SHARES. PARTICIPANT REPRESENTS: (i) THAT PARTICIPANT HAS CONSULTED WITH ANY TAX ADVISER THAT PARTICIPANT DEEMS ADVISABLE IN CONNECTION WITH THE VESTING OR DISPOSITION OF THE SHARES AND (ii) THAT PARTICIPANT IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF UNVESTED SHARES ARE SUBJECT TO FORFEITURE, PARTICIPANT REPRESENTS THAT PARTICIPANT HAS CONSULTED WITH PARTICIPANT’S OWN TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE WHICH MUST BE FILED WITHIN THIRTY (30) DAYS OF THE GRANT OF SHARES TO BE EFFECTIVE.

13.1 General U.S. Federal Income Tax Treatment. With respect to Unvested Shares, there may generally be recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Participant, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares. Participant should consult a tax adviser with respect to Participant’s individual Federal, state, local and foreign tax consequences.

13.2 Forfeiture on Filing an 83(b) Election. If Participant files a timely election pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) (an “83(b) Election”) to be taxed currently on any difference between the purchase price, if any, of the Unvested Shares and their Fair Market Value on the date of grant, then all Unvested Shares shall automatically be forfeited under this Section 13.2 without consideration. Therefore, if Participant files an 83(b) Election, Participant will have a tax event with respect to all the Unvested Shares subject to this Agreement and Participant will also forfeit all rights with respect to such Unvested Shares without consideration.

13.3 Tax Withholding. Pursuant to such procedures as the Company may specify from time to time, the Company shall withhold the minimum amount required to be withheld for the payment of income, employment and other taxes which the Company determines must be withheld (the “Withholding Taxes”) with respect to the filing of an 83(b) Election, or, if an 83(b) Election is not filed or not timely filed, upon each vesting date, by, in the Company’s discretion: (i) withholding otherwise deliverable Shares having a Fair Market Value equal to the amount of such Withholding Taxes, (ii) withholding the amount of such Withholding Taxes from Participant’s paycheck(s), (iii) requiring Participant to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Withholding Taxes, or (iv) a combination of the foregoing. The Company shall not retain fractional Shares to satisfy any portion of the Withholding Taxes. Accordingly, if any withholding is done through the withholding of

Shares, Participant shall pay to the Company an amount in cash sufficient to satisfy the remaining Withholding Taxes due and payable as a result of the Company not retaining fractional Shares. Should the Company be unable to procure such cash amounts from Participant, Participant agrees and acknowledges that Participant is giving the Company permission to withhold from Participant’s paycheck(s) an amount equal to the remaining Withholding Taxes due and payable as a result of the Company not retaining fractional Shares. Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such withholding amounts are not delivered at the time they are due.

14. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

15. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement, including its right to purchase Shares the Right of First Refusal and reacquire Shares as a result of Participant’s forfeiture under Section 8. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

16. GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

17. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as Participant may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, (i) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), (ii) one (1) business day after its deposit with any return receipt express courier (prepaid), or (iii) one (1) business day after transmission by fax or telecopier.

18. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

19. HEADINGS. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

20. ENTIRE AGREEMENT. The Plan and this Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Participant has executed this Agreement in duplicate as of the Effective Date, indicated above.

PALO ALTO NETWORKS, INC.	PARTICIPANT

By:
(Signature)

(Please print name)	(Please print name)

(Please print title)

[Signature Page to Restricted Stock Agreement]

LIST OF EXHIBITS

Exhibit 1:	Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:	Spouse Consent

EXHIBIT 1

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

Stock Power And Assignment

Separate From Stock Certificate

FOR VALUE RECEIVED and pursuant to that certain Stock Option Agreement dated as of                 ,         (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                                         ,                     shares of the Common Stock, $0.001 par value per share, of Palo Alto Networks, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).         delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:

PARTICIPANT

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Participant: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares pursuant to the forfeiture provision in Section 8 and/or “Right of First Refusal” set forth in the Agreement without requiring additional signatures on the part of the Participant or Participant’s Spouse.

EXHIBIT 2

SPOUSE CONSENT

Spouse Consent

The undersigned spouse of                                         (the “Participant”) has read, understands, and hereby approves the Stock Option Agreement between Participant and the Company (the “Agreement”). In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Participant as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Dated:

PARTICIPANT

Print Name of Participant’s Spouse

Signature of Participant’s Spouse

Address: